UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                         Date of Report: August 14, 2003
               (Date of earliest event reported: August 14, 2003)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)

             Delaware                 0-22290                 84-1271317
 (State or other jurisdiction       (Commission            (I.R.S. Employer
         of incorporation)           File Number)         Identification Number)

                200-220 E. Bennett Avenue Cripple Creek, CO 80813
              (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code: 719-689-9100


Item 12:  Results of Operations and Financial Condition.

     On August 14, 2003, the Company posted to its website a presentation of the Review of Financial Results of Operations and Financial Condition as of and for the period ended June 30, 2003, as a complementary presentation of its Second Quarter 2003 Form 10-Q and Earnings Release. The presentation may be accessed free of charge at www.centurycasinos.com, under the Investor Relations heading.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Century Casinos, Inc.
                                                    (Registrant)

                                                  /s/ Larry Hannappel
Date: August 14 , 2003                       By : ____________________________
                                                  Larry Hannappel,
                                                  Chief Accounting Officer